UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.  )

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UQM Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

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UQM TECHNOLOGIES, INC.

7501 Miller Drive

Frederick, Colorado 80530

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 11, 2009

The annual meeting of shareholders of UQM Technologies, Inc. will be held on August 11, 2009, at 10:00 a.m., Denver Time at the Golden Hotel, 800 Eleventh Street, Golden, Colorado 80401 for the following purposes:

  To elect a Board of six (6) directors to serve for the ensuing year and thereafter until their successors are duly elected and qualified.

  To consider and vote upon a proposal to ratify the appointment of Grant Thornton LLP to act as independent auditors for the fiscal year ending March 31, 2010.

  To consider and vote upon a proposal to amend the Stock Bonus Plan to increase the number of shares available for grant by 1,500,000 shares.

  To transact such other business as may properly come before the meeting.

The record date for the Annual Meeting of Shareholders has been fixed at June 15, 2009. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the meeting.

June 28, 2009	By order of the Board of Directors
/s/DONALD A. FRENCH
Donald A. French, Secretary

YOUR VOTE IS IMPORTANT. All shareholders, whether or not they expect to attend the Annual Meeting, are requested to complete, date, sign and mail the enclosed proxy, which is solicited by the Board of Directors. The enclosed envelope may be used for that purpose. If you attend the meeting, you may vote in person even though you have given a proxy.

PROXY STATEMENT

____________________________

UQM TECHNOLOGIES, INC.

7501 Miller Drive

Frederick, Colorado 80530

____________________________

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 11, 2009

____________________________

This proxy statement is being made available on or about June 29, 2009, to the shareholders of UQM Technologies, Inc. ("UQM" or the "Company") in connection with the solicitation by the Board of Directors of the enclosed form of proxy for the Annual Meeting of Shareholders to be held on August 11, 2009. The last Annual Meeting of Shareholders was held on July 23, 2008.

If a proxy is properly signed and returned to the Company or completed via telephone or over the Internet, the shares represented by the proxy will be voted at the meeting. If a shareholder indicates in his or her proxy a choice with respect to any matter to be voted upon, the shares will be voted in accordance with the shareholder's choice. If no choice is indicated, the shares will be voted "for" each of the proposals. A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice to the Secretary of the Company, by executing a proxy bearing a later date or by attending the meeting and voting in person.

Persons making the solicitation

This proxy is solicited on behalf of the Board of Directors of the Company. The solicitation will be made electronically over the internet and by mail. The expense of such solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. Further solicitation of proxies may be made by telephone or oral communication with some shareholders of the Company following the original solicitation. All such further solicitation will be made by regular employees of the Company, who will not be additionally compensated therefore.

SHAREHOLDERS ENTITLED TO VOTE

Shareholders of record at the close of business on June 15, 2009, will be entitled to vote at the meeting. As of that date there were 26,982,802 shares of the Company's $0.01 par value common stock outstanding, each share being entitled to one vote. The Company has no other classes of voting securities. The Company's articles of incorporation provide that one-third of the outstanding shares of the common stock entitled to vote, represented in person or by proxy, shall constitute a quorum at any shareholders' meeting. In the election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, are elected to the Board of Directors. For other matters subject to voting, the votes cast in favor of a matter must exceed the votes cast opposing the action. Cumulative voting is not allowed in the election of directors or for any other purposes.

Shares that withhold votes for a nominee for director or shares that either abstain from voting on other proposals presented or which lack authority to vote will have no effect in the tabulation of votes although they will be counted toward the presence of a quorum.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of "Householding" proxy statements and annual reports. This means that only one copy of the Company's Proxy Statement or Annual Report to shareholders may have been sent to multiple shareholders in each household. The Company will promptly deliver a separate copy of either document to any shareholder upon written or oral request to the Secretary of the Company, UQM Technologies, Inc., 7501 Miller Drive, P.O. Box 439, Frederick, Colorado 80530, telephone: (303) 278-2002. Any shareholder who wants to receive separate copies of the Proxy Statement or Annual Report to shareholders in the future, or any shareholder who is receiving multiple copies and would like to receive only one per household, should contact the shareholder's bank, broker, or other nominee record holder, or the shareholder may contact the Company at the above address and phone number.

Electronic Availability of Proxy Statement and Annual Report

As required by rules adopted by the Securities and Exchange Commission, the Company is making this Proxy Statement and its Annual Report available electronically via the Internet. We will send to shareholders, on or about June 29, 2009 a notice announcing instructions on how to access proxy materials and vote (online), or how to obtain these materials through the mail. Other information contained in the notice includes the time, date and location of the Annual Meeting.

ELECTION OF DIRECTORS

Pursuant to the bylaws of the Company, the Board of Directors shall consist of not fewer than three directors. The Board of Directors currently consists of six members. The Board of Directors has nominated six candidates to stand for election to the Board of Directors, four of whom are independent directors, as defined in the applicable rules of the Securities and Exchange Commission and the NYSE Amex Stock Exchange. The other two members are the Company's Chief Executive Officer and the Company's Chief Financial Officer. Proxies may not be voted for more than six persons. The Board of Directors is not classified, and each director serves for a term of one year and thereafter until his successor is duly elected and qualified.

At the Annual Meeting, the shareholders will elect six members to the Board of Directors. In the absence of instructions to the contrary, the proxy holders will vote the shares represented by proxy in favor of the nominees listed below. The Company expects each of the nominees listed below to be able to serve as a director. If any nominee should become unavailable, however, it is intended that the proxy holders will vote for a substitute designated by management.

Name	Age	Position with the Company	Officer or Director Since	Business Experience

William G. Rankin	65	Chairman of the Board, President and Chief Executive Officer	1994

Chairman of the Board of Directors since February 2000; Chief Executive Officer since August 1999; President and Chief Operating Officer since January 1996; Executive Vice President - Operations from 1992 through 1995.

Donald A. French	53	Treasurer, Secretary and Chief Financial Officer	1987	Treasurer, Secretary and Chief Financial Officer since 1987.

Joseph P. Sellinger	63	Director, Member of the Audit Committee and Compensation and Benefits Committee	2008	Retired since 2006; Vice President Anheuser Busch Companies and Chairman, President and Chief Executive Officer of the Anheuser Busch Packaging Group from 2000 to 2006.

Stephen J. Roy	59	Director, Member of the Audit Committee and Compensation and Benefits Committee	2000	Principal, STL Capital Partners, LLC since 2002. Managing Director- Investment Banking for A. G. Edwards & Sons, Inc. from 1989 through 2002.

Lieutenant General Jerome H. Granrud (Retired)	72	Director, Member of the Audit Committee and Governance and Nominating Committee	2002	Consultant since 1996.

Donald W. Vanlandingham	69	Director, Member of the Compensation and Benefits Committee and Governance and Nominating Committee	2003

Consultant, Cadwest LLC since 2003, Chairman of the Board of Directors of Ball Aerospace and Technologies Corporation, a wholly-owned subsidiary of Ball Corporation from 2002 to 2003; President and Chief Executive Office of Ball Aerospace and Technologies Corporation from 1996 to 2002.

No family relationship exists between any director, executive officer, significant employee or person nominated or chosen by the Company to become a director or executive officer.

There are no arrangements or understandings between any director and any other person pursuant to which any director was nominated as a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOREGOING NOMINEES.

During the fiscal year ended March 31, 2009, the Board of Directors held meetings on six occasions. The Company encourages directors to attend the Annual Meeting each year. At the last Annual Meeting held July 23, 2008, all members of the Board of Directors attended. Each incumbent director attended or participated in more than seventy-five percent of the meetings of the Board of Directors and Board committees on which he served during the period he was a director. Participation at meetings was sometimes by telephone, which is authorized under Colorado law. The votes of each director are recorded in the minutes for each matter considered by the Board of Directors. The independent directors serving on the Board of Directors periodically meet as a group without management present. None of the directors listed above have been involved during the last five years in any legal proceedings that are material to an evaluation of the ability or integrity of that person to serve as a director of the Company.

Committees of the Board

The Board of Directors has an Audit Committee, a Compensation and Benefits Committee and a Governance and Nominating Committee. The Audit Committee has a written charter adopted by the Board of Directors that specifies its duties including assisting the Board of Directors in its general oversight of the Company's financial reporting, internal controls and audit functions, and its direct responsibility for the appointment, retention, compensation and oversight of the independent auditors. A copy of the Company's Audit Committee charter is available on our website at www.uqm.com/about/audit.html. The Audit Committee consists of three directors, Messrs. Roy, Granrud and Sellinger, and met four times during fiscal 2009. All members of the Audit Committee are independent directors as defined in applicable rules of the NYSE Amex Stock Exchange and the Securities and Exchange Commission. The Audit Committee also includes at least one independent member, Mr. Roy, whom the Board has determined meets the qualifications of an "audit committee financial expert" in accordance with SEC rules. See also "Report of the Audit Committee" below.

The Governance and Nominating Committee considers such matters as whether the size and composition of the Board is appropriate in the context of the Company's business operations, monitors and addresses issues related to corporate governance and suggests changes when it deems appropriate. The Governance and Nominating Committee does not have a written charter, however, the Board's policies regarding nominations are set forth in resolutions of the Board of Directors. All members of the Governance and Nominating Committee are independent directors as defined in applicable rules of the NYSE Amex Stock Exchange and the Securities and Exchange Commission.

The Governance and Nominating Committee consists of two directors, Messrs. Granrud and Vanlandingham. The Governance and Nominating Committee met one time during fiscal 2009. The Governance and Nominating Committee recommended to the Board of Director that the board be expanded to six members and nominated Mr. French to fill the newly created directorship. The Governance and Nominating Committee in performing its duties considers such things as the priorities and emphasis of the Board of Directors, which may change from time-to-time, changes in business operations or industry trends of the business, and the portfolio of skills and experience of current and prospective Board members. Generally, a diversity of factors such as age, general business experience, leadership and understanding and achievement in technology, manufacturing, marketing or finance are considered in the nomination process, although the Nominating and Governance Committee has not established any specific minimum criteria or qualifications that a nominee must possess. Consideration of new Board nominee candidates typically involves internal discussions, identification of potential candidates and interviews with selected candidates. Candidates for nomination to the Board are generally suggested by Board members, Company employees and shareholders or business associates. The Board of Directors will consider candidates proposed by shareholders using the same evaluation criteria as for other candidates. Any shareholder interested in submitting a prospective nominee for consideration by the Board of Directors should submit the candidate's name and qualifications addressed to: Corporate Secretary at 7501 Miller Drive, P.O. Box 439, Frederick, Colorado 80530.

The Compensation and Benefits Committee reviews the performance and compensation of the Company's Chief Executive Officer and administers the 2002 Equity Incentive Plan, Employee Stock Purchase Plan and Stock Bonus Plan. The Compensation and Benefits Committee consists of three directors. Messrs. Roy, Vanlandingham and Sellinger, and met three times during fiscal 2009. All members of the Compensation and Benefits Committee are independent directors as defined in applicable rules of the NYSE Amex Stock Exchange and the Securities and Exchange Commission. The Compensation and Benefits Committee does not have a written charter.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company's Compensation and Benefits Committee currently consists of three outside directors, Messrs. Roy, Vanlandingham and Sellinger. During the fiscal year ended March 31, 2009, Messrs. Roy, Vanlandingham and Sellinger were not officers or employees of the Company or its subsidiaries, were not former officers or employees of the Company or its subsidiaries and did not have any relationship with the Company or its subsidiaries requiring disclosure.

Communications from Shareholders to the Board of Directors

The Board of Directors recommends that any communications from shareholders be in writing and addressed to the Board in care of the Corporate Secretary, 7501 Miller Drive, P.O. Box. 439, Frederick, Colorado 80530. The name of any specific intended Board member should be noted in the communication. The Board has instructed the Corporate Secretary to forward such correspondence only to the intended recipient; however, the Board has also authorized the Corporate Secretary, prior to forwarding any correspondence, to review the correspondence, and in his discretion, not to forward certain items if they are deemed frivolous, of inconsequential commercial value or otherwise inappropriate for Board consideration.

Code of Ethics

The Company has adopted a Code of Ethics and Business Conduct that applies to all directors, officers, employees, consultants, representatives and agents. The Code of Ethics and Business Conduct is available on our website at www.uqm.com/about/UQMcode.html. If the Company makes any substantive amendments to the Code of Ethics and Business Conduct or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

REPORT OF THE AUDIT COMMITTEE1

The Audit Committee of the Board of Directors has furnished the following report on its activities:

The committee appointed the independent auditors Grant Thornton LLP to serve for the fiscal year ended March 31, 2009 and this selection was ratified by the Company's shareholders on July 23, 2008. The committee reviewed and discussed the financial statements included in the Quarterly Reports on Form 10-Q and the audited financial statements in the Annual Report for the fiscal year ended March 31, 2009 with Grant Thornton LLP. The meetings and discussions included the matters required to be discussed by Statement of Auditing Standards No. 61. The committee also reviewed with management and the independent auditors the reasonableness of significant judgments and the clarity and quality of disclosures in the financial statements, not just the acceptability of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. The independent auditors also provided to the committee the written disclosures and the letter required by the Public Company Accounting Oversight Board ("PCAOB"). The committee discussed with the independent auditors their independence from management and the Company including the matters in the written disclosures required by the PCAOB and considered whether the independent auditors' provision of non-audit services is compatible with the auditors' independence.

In accordance with the Audit Committee policy and applicable law, the Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by our independent auditor, Grant Thornton LLP (subject to de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to completion of the audit). Non-audit services, such as tax return preparation, are provided by service providers other than Grant Thornton LLP.

The committee discussed with the Company's independent auditors the overall scope and plans for their audit and met with the auditors, to discuss the results of their examinations, their consideration and testing of the Company's internal controls as part of their audit, and the overall quality of the Company's financial reporting. The committee also reviewed the Company's disclosure controls. Four audit committee meetings were held during the fiscal year.

In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended March 31, 2009 and filed with the Securities and Exchange Commission.

The Audit Committee of the Board of Directors:

Stephen J. Roy

Jerome H. Granrud

Joseph P. Sellinger

June 22, 2009

1The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation contained in such filing.

MANAGEMENT

The executive officers of the Company are:

Name	Age	Position

William G. Rankin	65	Chairman of the Board of Directors, President and Chief Executive Officer

Donald A. French	53	Treasurer, Secretary and Chief Financial Officer

Ronald M. Burton	55	Senior Vice President of Operations

Jon Lutz	40	Vice President of Technology

William G. Rankin has served as Chairman of the Board of Directors since February 2000, Chief Executive Officer since August 1999 and President and Chief Operating Officer since January 1996. Mr. Rankin served as Executive Vice President-Operations from 1992 through 1995 and has been a member of the Board of Directors since 1994. He joined the Company in 1992.

Donald A. French has served as Treasurer, Secretary and Chief Financial Officer since he joined the Company in 1987.

Ronald M. Burton has served as Senior Vice President of Operations since September, 2007. Mr. Burton served as Vice President of Operations from March 2004 through September 2007. From 2001 to 2004 Mr. Burton was employed by Stature Electric, Inc., a motor manufacturing company, as Vice President of Sales and Engineering. From 1989 to 2001, Mr. Burton was employed by Globe Motors, a motor manufacturing company, where he served as Director of Engineering and Operations since 1993, and prior to that as Director of Engineering.

Jon Lutz was appointed Vice President of Technology in September, 2007. From 2000 to 2007, Mr. Lutz served as Director of Engineering and prior to that as Motor Group Manager and Motor Magnetics Design Engineer. Mr. Lutz joined the Company in February 1993.

There are no arrangements or understandings between any executive officer and any other person pursuant to which any executive officer was selected as an executive officer.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws of the United States, the Company's directors, its executive (and certain other) officers, and any persons holding more than ten percent of the Company's common stock are required to report their ownership of the Company's common stock and any changes in that ownership to the Securities and Exchange Commission, the NYSE Amex Stock Exchange, the Chicago Stock Exchange and the Pacific Stock Exchange. The Company is required to report in this statement any failure to file timely reports with the Securities and Exchange Commission during fiscal 2009. Based solely on its review of Form 3, Form 4 and Form 5 filings, the Company believes that all required reports were filed timely during fiscal 2009, other than Mr. Lutz was delinquent on two Form 4 filings related to his participation in the Company's Employee Stock Purchase Plan, Mr. Rankin was delinquent on one Form 4 filing related to his participation in the Company's Employee Stock Purchase Plan and Mr. Vanlandingham was delinquent in filing one Form 4 related to the expiration of stock options.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives

Our executive compensation programs are designed with the objectives of attracting, motivating and retaining highly qualified executives, providing performance based incentives for the attainment of strategic business objectives, rewarding superior performance and aligning the interests of our executives with those of our shareholders.

Our management compensation program has three primary components:

Base pay	Provides an annual salary level consistent with market conditions, the individuals' position, responsibility and contributions.

Variable pay

Makes a portion of each executive's annual compensation dependent upon the success of the Company, organizational and individual performance objectives and encourages an ownership mindset that aligns the interests of management with those of the Company's other shareholders.

Retirement, severance and other compensation	Rewards long-term service and provides some measure of financial security.

The base pay component of executive compensation may be increased, but not decreased, by the Board at anytime and is payable semi-monthly in cash. The variable pay component of executive compensation may be paid in cash or equity or a combination of both and is evaluated annually by the Board using both objective and subjective criteria. The objective criteria is principally related to the attainment of financial goals established in the Company's annual business plan that is reviewed and approved by the Board of Directors at the beginning of each fiscal year. The subjective criteria are determined by our Compensation and Benefits Committee based on its deliberations regarding accomplishments and successes achieved collectively and individually by Company executives that, in the committee's judgment, contributed value to the Company and its shareholders. In order to provide a complete compensation package to our executives, the Company's executive officers may participate in benefit plans generally available to all employees including health, dental and life insurance, long-term disability insurance, flexible spending accounts, 401(k) retirement plan and employee stock purchase plan.

We have entered into multi-year employment agreements with our Chief Executive Officer, Chief Financial Officer, Senior Vice President of Operations and Vice President of Technology that contain voluntary and involuntary severance payment provisions, including change in control severance payments, post retirement medical insurance and provide a modest program of executive perquisites and personal benefits as are further described below.

The Compensation and Benefits Committee is composed of three members of our Board of Directors. Each of the committee members are independent directors as defined in applicable rules of the NYSE Amex Stock Exchange and the Securities and Exchange Commission. The Compensation Committee does not delegate its authority to establish executive compensation to any other persons. The committee recommended the total compensation (and each of the individual elements of compensation) for William G. Rankin, Chairman, President and Chief Executive Officer, to the Board of Directors, which subsequently approved the committee's recommendation without change. The committee also recommended the compensation of the other executive officers with input from the Chief Executive Officer. These recommendations were subsequently approved by the Board of Directors without modification.

To assist the Compensation and Benefits Committee in its review of executive compensation, during fiscal 2008 it retained the compensation and benefit consulting firm Towers Perrin to assist it in establishing appropriate compensation for the Company's executives. Towers Perrin recommended to the committee a peer group of twenty alternative energy companies. Towers Perrin selected companies that it believed competed with the Company in the marketplace for executive talent. The peer group was limited to companies with a market capitalization between $40 million to $500 million and whose total annual revenue was less than $500 million. The Compensation and Benefits Committee subsequently approved the peer group of companies recommended by Towers Perrin. The peer group companies are: Mechanical Technology Inc, SatCon Technology Corporation, Enova Systems Inc, Active Power Inc, Quantum Fuel Systems Technologies Worldwide Inc, Hydrogenics Corporation, Beacon Power Corporation, Valence Technology Inc, Capstone Turbine Corporation, Ultralife Batteries Inc, Altair Nanotechnologies Inc, Maxwell Technologies Inc, Plug Power Inc, MGP Ingredients Inc, Nova Biosource Fuels Inc, Amerigon Inc, Verenium Corporation, Medis Technologies Ltd, Pacific Ethanol Inc and EMCORE Corporation.

In setting compensation levels for the three primary elements of executive compensation, we generally strive to establish pay levels that are competitive with those of the identified peer group of companies. The assessment of what amount of pay will allow the Company to be competitive is primarily subjective; however, the Compensation and Benefits Committee attempts to establish the total compensation of each executive officer at approximately the 50th percentile for the peer group of companies selected. The amount of compensation allocated to each of the elements of compensation varies by individual and is based on the responsibilities of the individual, accomplishments of the individual during the compensation review period and the compensation of executives at the peer group of companies in similar positions. The Company anticipates that it may engage a compensation consultant at an interval of every three to five years to assist it in evaluating the competitiveness of its executive compensation program.

Elements of Compensation

Base Salary. Base salaries for our executives are established based on the scope of their responsibilities, taking into account competitive market compensation for similar positions in the peer group of companies, as well as the seniority and performance of the individual, our ability to replace the individual and other primarily judgmental factors deemed relevant by the compensation committee. As a guideline, we strive to establish base salary at approximately the median compensation level or above of our peer group of companies. Base salaries are reviewed annually by the Compensation and Benefits Committee and the Board of Directors and may be adjusted (upward only, in accordance with the terms of executive employment agreements) from time to time coincident with our annual review.

During fiscal 2009, the approximate increase in base salary for each executive is as follows: Mr. Rankin 4.1%, Mr. French 4.3%, Mr. Burton 8.3% and Mr. Lutz 4.1%. Increases in base salary for Messrs. Rankin, French, Burton and Lutz during fiscal 2009 consisted entirely of cost of living and merit based adjustments which were intended to maintain their base salary at approximately the 50th percentile.

Variable Pay. The Compensation and Benefits Committee annually considers the award of performance-based variable compensation to compensate executives for achieving financial, operational and strategic goals and for individual performance. Objective goals considered relate to the attainment of revenue and earnings targets established in the Company's annual business plan, which is reviewed and approved by the Board of Directors. Operational and strategic goals are more subjective than objective and typically relate to such matters as new customer and market development activities, supply chain optimization and improvement, technology base enhancements, new product development and launch activities, enhancement to the liquidity and visibility of the Company's common stock in the public trading markets and financing and capital raising activities, among other things. Subjective criteria are generally used to establish goals and objectives that the Board believes add value to the Company and enhance its prospects for long-term growth and success. The Compensation and Benefits Committee has not established quantitative formulas or other calculations to determine the amount of variable pay nor has it established a ceiling level or amount. The amount of variable pay, if any, is established during deliberations by the committee using its judgment after considering the objective and subjective factors discussed above, other subjective factors not discussed above, individual performance and success, the committee member's business experience and the variable compensation for similar positions in the peer group of companies. As a result, variable pay can vary greatly from one year to the next.

Variable compensation may be paid in the form of a cash or stock bonus, or in the form of a grant of stock options or any combination of the foregoing. As a general philosophy, the Compensation and Benefits Committee prefers that variable compensation be paid principally in the form of equity-based instruments such as common stock or stock options. Equity based compensation awards to Messrs. Rankin and French vest immediately. Equity based compensation awards to Messrs. Burton and Lutz have a future service requirement (vesting period) of three years. The committee believes that equity-based compensation awards may aid in the retention of the executive and serve to align the interests of the executive with those of the Company's other shareholders.

During fiscal 2009, the following types and amounts of variable pay were awarded: Cash bonuses of $50,000, $30,000, $30,000 and $20,000 were paid to Messrs. Rankin, French, Burton and Lutz. The bonus amount for each executive was determined based on the committee's assessment of each officer's performance under the subjective and objective criteria described above. Messrs. Rankin, French, Burton and Lutz were granted 81,000, 40,000, 32,000 and 20,000 shares of common stock under the Stock Bonus Plan. Messrs. Rankin, French, Burton and Lutz were also granted options to acquire 139,818, 68,484, 55,798 and 41,818 shares of common stock under the 2002 Equity Incentive Plan. The options had an exercise price of $2.18 per share and were for a term of five years. The fair value of equity compensation granted to each officer and the proportion of such compensation to total compensation was generally determined based on the compensation survey of peer companies conducted last year as adjusted by the compensation and benefit committee for inflation and merit increases.

Retirement, Severance and Other Compensation. We have entered into employment agreements with our Chief Executive Officer, William G. Rankin, our Chief Financial Officer, Donald A. French, our Senior Vice President of Operations, Ronald M. Burton and our Vice President of Technology, Jon Lutz. The agreements provide for compensation in the form of annual base salary, which cannot be decreased during the term of the agreement, a monthly automobile allowance, opportunity for cash bonuses, stock awards and stock options and employee benefits available to other Company employees. The agreements also provide for potential payments upon termination, voluntary retirement, voluntary or involuntary severance and termination upon a change in control of the Board of Directors. The amounts of these potential payments are summarized below in the section "Potential Payments Upon Termination or Change in Control."

The purpose of the employment agreements is to provide financial security for the executive, to aid in retention and to encourage loyalty and long-term employment with the Company.

Under the employment agreements, each executive has agreed not to disclose any confidential information relating to the business affairs of the Company for any purpose other than the conduct of the Company's business and each has agreed to assign to the Company all right, title and interest in any inventions and patents developed in whole or in part by the executive, individually or with others, at any time during the term of his employment agreement which relates to the business of the Company.

The employment agreements further provide that Messrs. Rankin, French, Burton and Lutz, for a period of one year after the term of their respective employment agreements, will not become affiliated with any person, firm or corporation whose business is similar to or in competition with the Company and for a period of one year after termination of the executive's employment agreement, to not induce or attempt to induce any employee of the Company to leave the employ of the Company; nor will the executive induce or attempt to induce any customer, supplier or licensee to cease doing business with the Company.

Awards of Equity-Based Compensation

We may pay variable compensation to executives in the form of stock bonus awards or stock options as discussed above. To the extent we grant equity-based compensation to executives in connection with our Compensation and Benefits Committee review of annual executive compensation, the grants will ordinarily be made on or about the date of the Annual Meeting. This practice helps avoid any perception that such equity-based compensation grants are "market timed" to provide an inappropriate compensatory benefit to the executive. We grant stock options to executives with an exercise price equal to the closing price of the Company's common stock on the NYSE Amex Stock Exchange on the date of grant. The date of grant for all stock option grants is the date the Board formally authorizes and approves the grant. The grant date is documented by minutes of a meeting of the Board of Directors or by a unanimous consent resolution of the Board of Directors signed by all directors.

The Compensation and Benefits Committee may also grant equity-based compensation throughout the year to key employees or executives depending on the circumstances. These grants may result from a variety of factors including, but not limited to, the hiring of a new employee, the desire to retain an existing employee, the reward of extraordinary individual performance, as an incentive for an executive to renew an employment agreement or as a reward for Company performance or individual accomplishments of exceptional value to the Company and its shareholders. The timing of these grants is typically event driven, and the Compensation and Benefits Committee does not time or consider the timing of any such grants to take advantage of current, potential or anticipated price changes in the Company's common stock.

Tax and Accounting Considerations

All elements of our employee and executive compensation program generate charges to earnings under generally accepted accounting principles in the United States. Our allocations of the elements of total compensation are generally not influenced by the accounting treatment of each element. We do, however, consider the tax treatment of compensation elements as one factor in the allocation of each element.

We do not have a policy addressing recovery of variable pay in the event financial results underlying any such compensation are restated. If such an event does occur, our Compensation and Benefits Committee would determine the appropriate action under the circumstances.

EXECUTIVE COMPENSATION

The following tables and narrative discuss the compensation of our Chief Executive Officer, Chief Financial Officer and our two other most highly compensated officers determined under the Securities and Exchange Commission rules for fiscal 2009. These persons are referred to as our named executive officers.

SUMMARY COMPENSATION TABLE FISCAL 2009

Name and						All other
principal	Fiscal			Stock	Option	compen-
position	year	Salary	Bonus	awards(1)	awards(1)	sation(4)	Total
		($)	($)	($)	($)	($)	($)

William G. Rankin
Chairman, President
and Chief Executive	2009	322,676	50,000	228,830(2)	141,373(2)	22,142	765,021
Officer	2008	311,979	100,000	261,250(3)	36,986(3)	21,245	731,460

Donald A. French
Treasurer, Secretary
and Chief Financial	2009	214,012	30,000	113,325(2)	67,799(2)	18,958	444,094
Officer	2008	204,645	100,000	265,489(3)	106,487(3)	19,242	695,863

Ronald M. Burton
Senior Vice President	2009	190,008	30,000	61,730	33,780	14,691	330,209
of Operations	2008	175,146	30,000	22,750	85,130	6,412	319,438

Jon Lutz
Vice President of	2009	176,380	20,000	30,643	37,097	15,928	280,048
Technology	2008	159,741	20,000	9,983	39,504	10,062	239,290

(1) The amounts reported in the stock and option awards' columns represent the compensation cost recognized pursuant to SFAS 123R in the Company's financial statements, not reduced by the estimated forfeiture rate. For more information regarding the assumptions made in valuing stock awards see Note 2 - Stock Based Compensation in Notes to Consolidated Financial Statements in our fiscal 2009 Annual Report on Form 10-K.

(2) The stock and option awards to Messrs. Rankin and French during fiscal year 2009 were fully vested when granted.

(3) The compensation cost of the stock and option awards to Messrs. Rankin and French during fiscal year 2008 are deemed to vest over a six month period due to the acceleration of vesting provisions in executive employment agreements for executives who have attained retirement age of 62-1/2 years old or twenty years of service as an officer of the Company.

(4) Amounts reported in the all other compensation column above are comprised of the following items:

All Other Compensation

		401(k) plan		Employer	Professional
	Fiscal	matching	Automobile	paid life	dues, education
Name	year	contributions	allowance	insurance(1)	& other	Total
		($)	($)	($)	($)	($)

William G. Rankin	2009	6,910	9,720	5,376	136	22,142
	2008	6,827	9,720	4,698	-	21,245

Donald A. French	2009	6,910	9,720	1,200	1,128	18,958
	2008	6,827	9,720	1,344	1,351	19,242

Ronald M. Burton	2009	-	9,720	4,971	-	14,691
	2008	-	5,265	1,147	-	6,412

Jon Lutz	2009	5,285	9,720	236	687	15,928
	2008	4,489	5,265	95	213	10,062

(1) Premiums paid by the Company to insure the salary continuation provisions contained in executive employment agreements which provide for the payment of three years of annual base salary to the estate of the executive in the event of his death during the term of the employment agreement. Amounts reported for Messrs. Burton and Lutz for fiscal 2008 represent partial year life insurance premiums paid following the effective date of each executive's employment agreement.

GRANTS OF PLAN-BASED AWARDS DURING FISCAL 2009
			All other
			option		Grant
		All other	awards:		date fair
		stock	Number of	Exercise	value of
		awards:	securities	price of	stock and
	Grant	Number of	underlying	option	option
Name	date	shares of stock(2)	options(3)	awards	awards(1)
		(#)	(#)	($/Sh)	($)

William G. Rankin	01/01/09	-	6,869	$1.19	2,954
	07/23/08	81,000	139,818	$2.18	315,000

Donald A. French	07/23/08	40,000	68,484	$2.18	154,999

Ronald M. Burton	07/23/08	32,000	55,798	$2.18	125,000

Jon Lutz	01/01/09	-	3,718	$1.19	1,599
	07/23/08	20,000	41,818	$2.18	87,749
	04/01/08	-	2,951	$1.44	1,151

(1) The grant date fair value is the amount computed under SFAS 123R. The fair value of stock options is computed utilizing the Black-Scholes-Merton pricing model. For more information regarding the assumptions made in valuing stock and option awards see Note 2 - Stock Based Compensation in Notes to Consolidated Financial Statements in our fiscal 2009 Annual Report on Form 10-K.

(2) Represents awards granted under the UQM Technologies, Inc. Stock Bonus Plan.

(3) Represents awards granted under the UQM Technologies, Inc. 2002 Equity Incentive Plan, as amended, and awards granted under the UQM Technologies, Inc. Employee Stock Purchase Plan.

Employment Agreements

Each executive officer has an employment agreement with the Company. These agreements provide for the acceleration of vesting of equity-based awards in certain circumstances and for potential severance payments upon voluntary or involuntary termination or termination upon a change in control. See "Compensation Discussion and Analysis - Retirement, Severance and Other Compensation" above and "Potential Payments Upon Termination or Change in Control" below for additional information.

Stock Awards

We granted restricted stock awards under the Company's Stock Bonus Plan. The awards to Messrs. Rankin and French vest immediately and the awards to Messrs. Burton and Lutz vest in three equal annual installments beginning on the first anniversary of the grant date.

Option Awards

We granted option awards under the Company's 2002 Equity Incentive Plan. The options granted to Messrs. Rankin and French vest immediately and the options granted to Messrs. Burton and Lutz vest in three equal annual installments beginning on the first anniversary of the grant date. The options granted consisted of incentive and non-qualified stock options and are exercisable for a term of five years from the date of grant. The exercise price of the options is equal to the closing price of our common stock on the NYSE Amex Stock Exchange on the date of grant.

OUTSTANDING EQUITY AWARDS AT MARCH 31, 2009

Option awards					Stock awards
	Number	Number
	of securities	of securities			Number	Market value
	underlying	underlying			of shares	of shares
	unexercised	unexercised	Option	Option	of stock	of stock
	options	options	exercise	expiration	that have	that have
Name	exercisable	unexercisable	price	date	not vested	not vested(8)
	(#)	(#)	($)		(#)	($)

William G. Rankin	139,818	-	2.18	07/22/13	-	-
	100,000	-	3.84	11/29/15
	45,000	-	2.53	01/03/15
	100,000	-	2.21	11/15/14
	145,000	-	2.41	02/26/14
	100,000	-	2.75	02/13/13
	100,000	-	4.15	02/05/12
	90,000	-	7.13	01/31/11
	90,000	-	8.75	02/05/10

Donald A. French(7)	68,484	-	2.18	07/22/13	-	-
	75,000	-	3.84	11/29/15
	25,000	-	2.53	01/03/15
	75,000	-	2.21	11/15/14
	100,000	-	2.41	02/26/14
	70,000	-	2.75	02/13/13
	70,000	-	4.15	02/05/12
	60,000	-	7.13	01/31/11
	60,000	-	8.75	02/05/10

Ronald M. Burton	-	55,798(3)	2.18	07/22/13	32,000(6)	52,480
	-	-	-	-	24,588(5)	40,324
	59,412	29,706(1)	3.20	08/01/10	1,666(4)	2,732
	50,000	-	3.84	11/29/15
	50,000	-	2.21	11/15/14
	50,000	-	2.50	03/03/14

Jon Lutz	-	41,818(3)	2.18	07/22/13	20,000(6)	32,800
	-	-	-	-	11,735(5)	19,246
	3,788	7,576(2)	3.57	08/21/17	522(4)	856
	3,334	1,666(1)	3.20	08/01/16
	35,000	-	3.84	11/29/15
	15,000	-	2.21	11/15/14
	45,000	-	2.41	02/26/14
	35,000	-	2.75	02/13/13
	30,000	-	4.15	02/05/12
	12,500	-	7.13	01/31/11
	8,236	-	8.75	02/05/10

(1) These unexercisable options were granted on August 2, 2006. Two-thirds have vested, and the remainder will vest on August 2, 2009.

(2) These unexercisable options were granted on August 22, 2007. One-third of the options have vested, an additional one-third will vest on August 2, 2009 and the remainder will vest on August 2, 2010.

(3) These unexercisable options were granted on July 23, 2008. One-third of the options will vest on each of the next three anniversary dates starting July 23, 2009.

(4) The restricted shares were granted on August 2, 2006. Two-thirds of the shares have vested, and the remainder will vest on August 2, 2009.

(5) The restricted shares were granted on August 22, 2007. One-third of the shares have vested, an additional one-third will vest on August 22, 2009 and the remainder will vest on August 22, 2010.

(6) The restricted shares were granted on July 23, 2008. One-third of the shares will vest on each of the next three anniversary dates starting July 23, 2009.

(7) Mr. French has transferred the non-qualified stock option portion of each grant to a limited partnership of which Mr. French is the general partner.

(8) The market value has been determined based on the closing price of Company common stock on March 31, 2009 of $1.64 per share.

OPTION EXERCISES AND STOCK VESTED DURING FISCAL 2009

	Option awards		Stock awards
	Number		Number
	of shares	Value	of shares	Value
	acquired	realized on	acquired	realized
Name	on exercise	exercise	on vesting	on vesting
	(#)	($)	(#)	($)

William G. Rankin	6,869	3,091	81,000	176,580

Donald A. French	-	-	40,000	87,200

Ronald M. Burton	-	-	13,961	31,148

Jon Lutz	6,669	3,916	6,390	14,194

Pension Benefits

None of our named executive officers participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us.

Nonqualified Deferred Compensation

None of our named executive officers participate in or have account balances in non-qualified deferred compensation plans sponsored by us.

EMPLOYMENT AGREEMENTS

We have entered into employment agreements with our Chief Executive Officer, William G. Rankin, our Chief Financial Officer, Donald A. French, our Senior Vice President of Operations, Ronald M. Burton and our Vice President of Technology, Jon Lutz.

Mr. Rankin and Mr. French

The term of employment covered by the employment agreements for Mr. Rankin and Mr. French originally commenced on January 1, 2003 and continues through August 22, 2012. The agreements were amended and restated during fiscal 2008 to comply with tax law changes under Section 409A of the Internal Revenue Code and to make certain other changes. The agreements for Mr. Rankin and Mr. French contain voluntary and involuntary severance provisions, including severance provisions arising from a change in control of the Company's Board of Directors. The agreements also provide for the availability of post-retirement health insurance and for payments due to voluntary retirement after attaining retirement age (62-1/2) or twenty years of service with the Company.

A voluntary severance payment of three months salary will be paid if the executive voluntarily resigns prior to age 62-1/2 without providing the required notice stated in the agreement. The agreement for Mr. French provides for a voluntary severance payment of one month's salary for each completed full year as an officer of the Company up to a maximum of 24 months salary if he resigns prior to age 62-1/2 after satisfying the notice requirement. In the event the executive's employment is involuntarily terminated by the Company without cause (including certain relocations and constructive terminations), other than upon a change in control event, the executive will receive a lump sum payment equal to 24 months salary. In the event of a voluntary retirement by the executive after age 62-1/2 and after satisfying the notice requirement, the executive will receive a lump sum payment equal to 24 months salary. In the event the executive's employment is involuntarily terminated as a result of a change in control, the executive will be paid twice the amount payable for an involuntary separation without cause. Generally the payments will be made in a lump sum within 30 days following separation from service, except to the extent a delay in payment is required to avoid adverse tax consequences under Section 409A of the Internal Revenue Code.

Mr. Burton and Mr. Lutz

The term of the employment covered by the employment agreements for Mr. Burton and Mr. Lutz commenced as of September 17, 2007 and continues through August 21, 2012. The agreements for Mr. Burton and Mr. Lutz contain voluntary and involuntary severance provisions, including severance provisions arising from a change in control of the Company's Board of Directors. The agreements also provide for the availability of post-retirement health insurance and payments due to voluntary retirement after attaining retirement age (62-1/2).

A voluntary severance payment of six months salary will be paid if the executive voluntarily resigns prior to age 62-1/2 after providing the required notice stated in the agreement. If the executive has a voluntary severance, but does not provide the required notice, he will receive a payment equal to two months salary. In the event the executive's employment is involuntarily terminated without cause, other than upon a change in control event, the executive will be paid one month of salary for each complete year of service as an officer of the Company up to a maximum of 24 months or six months pay, whichever is greater. In the event the executive's employment is involuntarily terminated as a result of a change in control event, the executive will be paid twice the amount payable for an involuntary separation without cause. In the event of a voluntary retirement by the executive after age 62-1/2 and after satisfying the notice requirement, the executive will receive a lump sum payment equal to one month of pay for each month the executive has served as an officer of the Company plus an additional six months pay up to a maximum equal to 24 months salary. Generally the payments will be made in a lump sum within 30 days following separation from service, except to the extent a delay in payment is required to avoid adverse tax consequences under Section 409A of the Internal Revenue Code.

Health and Life Insurance and Other Benefits

All of the executive employment agreements provide that upon retiring from the Company after attaining age 62-1/2 or twenty years of service as an officer of the Company, the executive and his qualified family members may continue to purchase health insurance through the Company's group health insurance plan at the same cost as other employees from the date employment is terminated until the executive attains 65 years of age. Each executive of the Company also receives a monthly automobile allowance and may utilize Company paid financial and tax planning professionals to assist the executive with personal legal, financial planning and tax issues arising from the multiple facets of the Company's compensation program.

All of the employment agreements provide that the Company shall maintain at its expense, life insurance coverage on the executive payable to the executive's designees in an amount equal to three times the annual salary payable to each executive.

Treatment of Equity Awards

Retirement

When an executive retires, all stock options and bonus stock awards become fully vested. Incentive stock options may be exercised for a period of three months following retirement and non-qualified stock options may be exercised at anytime until the expiration of their original term. Incentive stock options not exercised within the three month period following retirement may be converted to non-qualified stock options, in which case they may be exercised at anytime until the expiration of their original term.

Change in Control

In the event of a change in control, all stock options and bonus stock awards held by executive officers become immediately vested. For purposes of the agreements, a change in control generally means the election of new Board members constituting a majority of the directors then in office, which new Board members were not nominated by a majority of the directors then in office on the date of the agreement.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Our executive employment agreements provide compensation to Messrs. Rankin, French, Burton and Lutz in the event of a termination of employment or a change in control. The agreements include restrictions on non-disclosure of confidential information and restrictive covenants relating to non-competition and non-solicitation. See "Retirement, Severance and Other Compensation" above in the "Compensation Discussion and Analysis." The tables below show potential payments or benefits upon a termination or change in control assuming the triggering event took place on March 31, 2009. The closing price per share of our common stock on March 31, 2009 was $1.64. Actual amounts can only be determined at the date of the triggering event.

				Retirement	Life
				after age 62 -1/2	insurance
			Termination	or upon	proceeds	Termination
		Termination	by us	attaining	upon	due to a
		by us for	without	20 years	termination	change in
	Quit	cause	cause	of service	by death	control
William G. Rankin	($)	($)	($)	($)	($)	($)
Compensation:
Base Salary/Severance	654,000	-	654,000	654,000	981,000	1,308,000
Acceleration of unvested
equity awards	N/A	N/A	N/A	N/A	N/A	N/A
Benefits:
Health Insurance Premiums	-	-	-	-	N/A	-

Total	654,000	-	654,000	654,000	981,000	1,308,000

				Retirement	Life
				after age 62 -1/2	insurance
			Termination	or upon	proceeds	Termination
		Termination	by us	attaining	upon	due to a
		by us for	without	20 years	termination	change in
	Quit	cause	cause	of service	by death	control
Donald A. French	($)	($)	($)	($)	($)	($)
Compensation:
Base Salary/Severance	397,833(1)	-	434,000	397,833(1)	651,000	868,000
Acceleration of unvested
equity awards	N/A	N/A	N/A	N/A	N/A	N/A
Benefits:
Health Insurance Premiums(2)	148,350	-	148,350	148,350	N/A	148,350

Total	546,183	-	582,350	546,183	651,000	1,016,350

(1) Amount based on termination after 22 years of service as of March 31, 2009.

(2) Amount determined based on executive's age as of March 31, 2009 and current Company cost of premiums multiplied by the number of years until the executive attains age 65.

Life
insurance
			Termination	proceeds	Termination
		Termination	by us	upon	due to a
		by us for	without	termination	change in
	Quit	cause	cause	by death	control
Ronald M. Burton	($)	($)	($)	($)	($)
Compensation:
Base Salary/Severance	97,500	-	97,500	585,000	195,000
Acceleration of unvested
equity awards	N/A	N/A	N/A	N/A	95,536(1)
Benefits:
Health Insurance Premiums	-	-	-	N/A	N/A

Total	97,500	-	97,500	585,000	290,536

(1) Represents the intrinsic value of in-the-money non-vested stock options and non-vested stock awards as of March 31, 2009 that would vest upon a change in control.

Life
insurance
			Termination	proceeds	Termination
		Termination	by us	upon	due to a
		by us for	without	termination	change in
	Quit	cause	cause	by death	control
Jon Lutz	($)	($)	($)	($)	($)
Compensation:
Base Salary/Severance	88,500	-	88,500	531,000	177,000
Acceleration of unvested
equity awards	N/A	N/A	N/A	N/A	52,902(1)
Benefits:
Health Insurance Premiums	-	-	-	N/A	-

Total	88,500	-	88,500	531,000	229,902

(1) Represents the intrinsic value of in-the-money non-vested stock options and non-vested stock awards as of March 31, 2009 that would vest upon a change in control.

DIRECTOR COMPENSATION

During the fiscal year ended March 31, 2008 the Compensation and Benefits Committee retained the consulting firm Towers Perrin to assist it in establishing appropriate compensation for the Company's directors. This analysis included the evaluation of the board compensation practices of a peer group of twenty alternative energy companies selected by the consulting firm that it believed competed with the Company in the marketplace for executive talent. See the list of component companies included in the "Compensation Discussion and Analysis" above. After considering the recommendations of the compensation consultant, the Board of Directors adopted a director compensation policy consisting of an annual cash retainer and equity based compensation that it believes appropriately aligns the interests of directors with those of the Company's shareholders.

Directors of the Company who are not officers may elect to receive an annual retainer of $25,000 in cash or the grant of options to acquire that number of shares of the Company's common stock that is equivalent to $25,000 as determined by utilizing the Black-Scholes-Merton option pricing model on the date of grant or a combination of cash and options that together have a fair value of $25,000. Directors electing option grants in lieu of cash compensation may elect option exercise periods ranging from three years to ten years in accordance with the terms of the UQM Technologies, Inc. Stock Option Plan for Non-Employee Directors. Options granted under the plan vest immediately.

Non-employee directors also receive each year shares under the Company's Stock Bonus Plan with a fair value of $10,000 on the date of grant. These shares vest immediately. In addition each non-employee director receives a ten year stock option for that number of shares of the Company's common stock that is equivalent to $15,000 as determined by utilizing the Black-Scholes-Merton option pricing model on the date of grant Non-Directors are also reimbursed for ordinary and necessary expenses of attending meetings. In addition, each non-employee director upon his initial election to the Board is awarded 2,000 shares of the Company's common stock at a purchase price of $0.01 per share under the Stock Bonus Plan. Directors who are full-time officers of the Company are not entitled to additional compensation for their service as directors. Accordingly, Mr. Rankin and Mr. French do not receive additional compensation for their service as a director.

The following table sets forth information concerning remuneration to directors of the Company during fiscal 2009:

DIRECTOR COMPENSATION FISCAL 2009(4)

	Fees earned			All
	or paid in	Stock	Option	other
	cash	awards (1) (3)	awards(2) (3)	compensation	Total
Name	($)	($)	($)	($)	($)

Stephen J. Roy	25,000	10,000	15,000	-	50,000

Jerome H. Granrud	22,917	10,000	15,000	-	47,917

Donald W. Vanlandingham	8,333	10,000	40,000	-	58,333

Joseph P. Sellinger	25,000	10,000	15,000	-	50,000

(1) The table below shows the aggregate number of shares of common stock granted under the Stock Bonus Plan held by each non-employee director as of March 31, 2009:

Number of
common shares
Stephen J. Roy	12,653

Jerome H. Granrud	12,653

Donald W. Vanlandingham	12,653

Joseph P. Sellinger	8,296

(2) The table below shows the number of stock options held by each of our non-employee directors as of March 31, 2009:

		Number of	Option	Option
		options	exercise	expiration
	Grant date	outstanding	price	date

Stephen J. Roy	07/23/2008	17,647	$ 2.18	07/23/2013
	11/01/2007	11,538	$ 3.40	11/01/2012
	04/06/2000	977	$ 7.63	04/06/2010

Jerome H. Granrud	07/23/2008	22,059	$ 2.18	07/23/2011
	11/01/2007	13,158	$ 3.40	11/01/2011
	11/01/2007	1,276	$ 3.40	11/01/2010
	08/22/2007	4,808	$ 3.57	08/22/2010
	08/02/2006	3,937	$ 3.20	08/02/2011

Donald W. Vanlandingham	07/23/2008	51,949	$ 2.18	07/23/2012
	11/01/2007	11,538	$ 3.40	11/01/2012

Joseph Sellinger	07/23/2008	17,647	$ 2.18	07/23/2013
	03/21/2008	6,944	$ 1.95	03/21/2013

(3) The amount reported is the dollar amount recognized for financial statement reporting purposes computed under SFAS 123R. The fair value of stock options is computed utilizing the Black-Scholes-Merton pricing model. Stock and option awards vest in full on the date of grant.

(4) Does not include information for Messrs. Rankin and French, who as officers of the Company serve on the Board without additional compensation.

 The Board of Directors determines the total amount of the annual retainer and bonus share award payable to non-employee members of the Board of Directors.

COMPENSATION COMMITTEE REPORT

The Compensation and Benefits Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with management and, based on this review and discussion, recommends that it be included in our annual report on Form 10-K for the fiscal year ended March 31, 2009 and Proxy Statement for the annual meeting of shareholders to be held August 11, 2009.

Compensation and Benefits Committee

Stephen J. Roy

Donald W. Vanlandingham

Joseph P. Sellinger

June 22, 2009

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS2

The Company has entered into indemnification agreements with all members of the Board of Directors and with certain officers. Such agreements provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Colorado law and the Company's Bylaws.

The Company has not adopted a written related person transactions policy that sets forth the Company's policies and procedures regarding the identification, review, consideration and approval or ratification of "related persons transactions." The Audit Committee approves any transaction between the Company and a related person. A related person is any executive officer, director, or more than five percent shareholder of the Company's stock, including any of their immediate family members, and any entity owned or controlled by such persons.

2 The material in this report is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation contained in such filing.

SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

The following table shows the ownership of the Company's $0.01 par value common stock by (i) beneficial owners of five percent or more of the Company's common stock, (ii) each director and nominee director, (iii) the Chief Executive Officer and each other executive officer whose annual salary and bonus exceeds $100,000 and (iv) all directors and executive officers as a group, as of June 15, 2009 except for the beneficial owners of five percent or more which are as of December 31, 2008. Unless otherwise noted, each shareholder's address is the address of the Company and exercises sole voting and investment power with respect to the shares beneficially owned.

	Number of Common Shares
Name of Shareholder	Beneficially Owned	Percent of Class (1)
William G. Rankin	1,172,025	4.20%
Donald A. French	756,914	2.74%
Ronald M. Burton	281,857	1.03%
Jon Lutz	217,125	0.80%
Stephen J. Roy	47,815	0.18%
Jerome H. Granrud	58,735	0.22%
Donald W. Vanlandingham	89,140	0.33%
Joseph P. Sellinger	32,887	0.12%
William J. Nasgovitz and Heartland Advisors, Inc. (3)	2,901,100	9.71%
Director and Executive Officers as a Group (eight persons)	2,656,498	9.12%

(1) Calculated separately for each holder on the basis of the actual number of outstanding shares as of June 15, 2009. Assumes that shares issuable upon exercise of options and warrants held by such person (but not by anyone else) and exercisable within 60 days have been issued as of such date.

(2) The address of William J. Nasgovitz and Heartland Advisors, Inc. is 789 North Water Street, Milwaukee, Wisconsin 53202 based on reported holdings as of December 31, 2008.

EQUITY COMPENSATION PLAN INFORMATION

Number of securities
remaining available for
future issuance under
	Number of securities to be	Weighted-average	equity compensation
	issued upon exercise of	exercise price of	plans (excluding
	outstanding options,	outstanding options,	securities reflected in
	warrants and rights	warrants and rights	column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,189,604	$ 3.56	1,017,064
Equity compensation plans not approved by security holders	-	-	-
Total	3,189,604	$ 3.56	1,017,064

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected Grant Thornton LLP, a registered public accounting firm, as the Company's independent auditors for the fiscal year ending March 31, 2010, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the annual meeting. Grant Thornton LLP was engaged as the Company's auditors in September 2004. Representatives of Grant Thornton LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company's Bylaws nor other governing documents or law require stockholder ratification of the selection of Grant Thornton LLP as the Company's independent auditors. However, the Audit Committee of the Board is submitting the selection of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

To be adopted, the proposal must be approved by the affirmative vote of a greater number of votes cast for the proposal than are cast against the proposal. If a ballot is called for, proxies in the accompanying form appointing the persons whose names are printed therein to act will (unless the proxy form has been marked against or authority to vote is withheld) be voted in favor of the proposal.

Independent Auditor's Fees

The following table represents aggregate fees billed to the Company by Grant Thornton LLP for the fiscal years ended March 31, 2009 and 2008:

	2009	2008
Audit Fees (1)	$ 217,956	$ 211,386
Audit Related Fees (2)	$ -	$ -
Tax Fees	$ -	$ -
All Other Fees	$ -	$ -

(1) Audit Fees consist of fees for professional services rendered for the audit of our annual consolidated financial statements, review of the interim consolidated financial statements included in quarterly reports on Form 10-Q and professional services rendered for the audits of: (i) management's assessment of the effectiveness of internal control over financial reporting; and (ii) the effectiveness of internal control over financial reporting.

(2) Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported in Audit Fees.

 All fees described above incurred in connection with services performed by Grant Thornton LLP were approved by the Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by our independent auditor, Grant Thornton LLP (subject to de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to completion of the audit). The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee of the Board of Directors has determined that the rendering of the services other than audit services by Grant Thornton LLP is compatible with maintaining the principal accountant's independence.

Disagreements with Auditors

There have been no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS.

PROPOSAL TO AMEND THE STOCK BONUS PLAN

The Board of Directors (the "Board") approved a Stock Bonus Plan (the "Stock Bonus Plan") in 1985. The Stock Bonus Plan was not ratified by the Company's shareholders. On May 11, 2005 the Board approved an amendment to the Stock Bonus Plan to modify certain provisions and increase the number of shares available for grant to 554,994 shares. The amended and restated Stock Bonus Plan was approved by the Company's stockholders on July 28, 2005. As of March 9, 2009 there were 6,794 shares available for grant under the Stock Bonus Plan. On March 10, 2009, the Board approved an amendment to the Stock Bonus Plan to increase the number of shares available for grant by 1,500,000 shares. If the proposal is approved, the number of shares available for grant will be 2,054,994 shares.

The following summary of the amended and restated Stock Bonus Plan is qualified by reference to the terms of the complete text of the Stock Bonus Plan and the amendment, which are incorporated by reference and attached as Appendix A.

The purpose of the Stock Bonus Plan is to permit the grant of shares of common stock to employees, key consultants to the company, and directors who are not employees ("non-employee directors") as additional compensation for services rendered. Shares granted under the Stock Bonus Plan, unlike stock options granted under the Stock Option Plan, have a measurable market value on the date of grant. The accounting treatment of stock options requires that the Company must expense the fair value of options granted and earned under the Company's Equity Incentive Plan based on a theoretical valuation model applied on the date of grant. In certain circumstances, this accounting treatment may require the Company to record compensation expense in its financial statements for which the individuals granted stock options may not derive comparable economic value. Accordingly, the Board has modified the Company's equity based compensation program to include the grant of both stock options and stock and to tie the grant of equity based compensation, generally, to the attainment of performance objectives established by the Board. The Board further believes that grants of stock may be preferable in achieving certain of the Company's equity based compensation objectives in light of the accounting rules for stock options. Because a substantial portion of the total compensation paid to company executives is equity based compensation and a substantial portion of this variable compensation pay be paid through grants of common stock under the Stock Bonus Plan, the Board has determined that it is in the best interests of the Company to further increase the number of shares of common stock available for grant under the Stock Bonus Plan.

The Stock Bonus Plan is administered as to grants to employees and key consultants by the Compensation and Benefits Committee of the Board (the "Committee") and as to grants to non-employee directors by the Board. The Stock Bonus Plan may be terminated at any time by resolution of the Board. The Committee must be structured at all times so it satisfies the "non-employee director" requirement of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee has the sole discretion to determine the employees and key consultants to whom common stock may be granted under the Stock Bonus Plan and the manner in which such shares will vest. The Board has the sole discretion to determine the non-employee directors to whom common stock may be granted and the manner in which it will vest. Shares of common stock are granted by the Committee to employees and key consultants, and by the Board to non-employee directors, in such numbers and at such times during the term of the Stock Bonus Plan as the Committee and the Board, respectively, shall determine. In making grants, the Committee and the Board will take into account such factors as they may deem relevant in order to accomplish the Stock Bonus Plan's purposes, including one or more of the following: the extent to which performance goals have been met, the duties of the respective employees and consultants, and their present and potential contributions to the Company's success.

The Stock Bonus Plan provides that the Committee may delegate authority to specified officers of the company to grant shares of common stock to employees and key consultants of the company; provided no grants of shares may be made by such specified officers to any employee or key consultant who is covered by Section 16(b) of the Exchange Act. At this time, the Committee has not made such a delegation.

Shares Subject to the Plan. As of June 22, 2009, 6,794 shares were available for grant under the Stock Bonus Plan. If this amendment is approved by shareholders the number of shares reserved and available for grant under the Stock Bonus Plan will be increased to 1,506,794 shares. On June 22, 2009, the closing price of a share of the company's common stock on the NYSE Amex Stock Exchange was $2.40.

The number of shares eligible for grant under the Stock Bonus Plan, the number of shares that may be granted to any individual, and the number of shares subject to a delegation of authority are subject to adjustment on account of stock splits, stock dividends, recapitalizations and other dilutive changes in the company's common stock. Shares of common stock that terminate or are canceled, are reacquired in accordance with plan provisions, together with shares of common stock that are used to pay withholding taxes, will again be available for option under the Stock Bonus Plan.

Participation. The Stock Bonus Plan provides that shares of common stock may be granted to those employees and key consultants who are selected by the Committee in its sole discretion and to non-employee directors who are selected by the Board in its sole discretion. The Company currently considers certain of its employees and consultants to be eligible, and all of its non-employee directors to be eligible, for the grant of shares of common stock under the Stock Bonus Plan. As of June 22, 2009, there were approximately 60 eligible individuals. The Stock Bonus Plan is a discretionary plan and, accordingly, it is not possible at present to determine the number of shares that may be granted to any individual during the term of the Stock Bonus Plan. There is no minimum or maximum number of shares that may be issued to any eligible participant.

Restrictions; Vesting. The Committee and the Board, respectively, determine the restrictions applicable to each grant of common stock under the Stock Bonus Plan. The restrictions may include the performance of services for a specified continuous period of time or the attainment of specified performance goals and objectives as determined by the Committee or the Board, respectively. The restrictions may vary among awards and grantees.

Change in Control. All restrictions with respect to stock granted under the Stock Bonus Plan lapse upon a "change in control" of the Company, unless the Committee or the Board, as applicable, has provided otherwise when the common stock is granted. A "change in control" occurs if (1) the Company is merged or consolidated with another company or reorganized (other than a bankruptcy reorganization) unless the Company is the surviving or continuing company and there is no change in the Company's common stock, (2) substantially all of the Company's business or assets are sold or transferred (unless the Company continues as the holding company of the entity or entities that continue the Company's business) or a sale of more than 50% of the Company's outstanding voting stock, (3) there is a dissolution or liquidation of the Company, (4) at any time during a period of two consecutive years, persons who constituted the Board at the beginning of the period (including any new directors whose election by the Board or whose nomination was approved by a vote of more than two-thirds of the directors who were directors at the beginning of the period or whose election or nomination was previously so approved) cease for any reason to be a majority of the board, or (5) there is any other transaction that the Board determines to be a change in control.

Termination of Services. If a grantee dies or becomes disabled, common stock that is subject to restrictions will become fully vested as to a pro rata portion of each grant based on the ratio of the number of months of employment or service completed at termination of service from the date of the grant to the total number of months of service required for each grant to become fully vested. The remaining portion of the restricted stock will be forfeited. If the grantee terminates service after attaining age 65 (or if an employee terminates service under the retirement provisions of his employment agreement), the unvested shares will become fully vested. If a grantee terminates services for any other reason, all unvested shares will be forfeited.

Federal Income Tax Consequences. In general, the grant of common stock that is subject to restrictions on transfer and is subject to a substantial risk of forfeiture does not have tax consequences for the grantee. The grantee will have ordinary compensation income in the taxable year in which the restrictions lapse and the common stock vests. The compensation is generally equal to the fair market value of the common stock when it vests, unless the grantee has made the Section 83(b) election described below. If the common stock is vested on the date of grant, then the recipient has ordinary compensation income equal to the fair market value of the common stock on the date of grant. The grantee's basis, for purposes of determining gain or loss, on a later taxable disposition of the common stock is generally equal to the compensation recognized when the common stock vests, or, if the common stock is vested upon grant, when the common stock is granted. In general, the gain or loss will be short-term or long-term capital gain or loss depending on how long the grantee holds the shares after they vest. The Company is entitled to a deduction equal to the compensation recognized by the grantee for the Company's taxable year that ends with or within the taxable year in which the grantee recognized the compensation, assuming that the compensation amounts satisfy the ordinary and necessary and reasonable compensation requirements for deductibility and that the deduction is not limited by Section 162(m) of the Code. The grantee of common stock that is subject to restrictions can make an election under Section 83(b) of the Code to recognize ordinary compensation income at the time the common stock is granted in an amount equal to the fair market value of the common stock at the date of grant, without taking into account any restrictions. The grantee's basis for purposes of determining gain or loss on a later taxable disposition of the common stock is equal to the compensation recognized. Generally, the gain or loss will be short-term or long-term capital gain or loss depending on how long the grantee holds the shares after they are granted.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE STOCK BONUS PLAN.

PROPOSALS BY SHAREHOLDERS

To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by March 9, 2010 to UQM Technologies, Inc., Attn: Corporate Secretary, 7501 Miller Drive, P.O. Box. 439, Frederick, Colorado 80530. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals and the provisions of our Bylaws.

Our Bylaws provide that any proposals by shareholders for the next Annual Meeting will not be acted on at the meeting unless they are received at our principal executive offices not less than 60 days nor more than 90 days before the meeting. Our Bylaws also provide that nominations to the Board of Directors for the 2009 Annual Meeting may not be made by shareholders unless written notice is received by the secretary of the Company before April 1, 2010. You should review our bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations.

If we are not notified of intent to present a proposal at our 2010 annual meeting by May 14, 2010, we will have the right to exercise discretionary voting authority with respect to any proposal, if presented at the meeting, without including information regarding such proposal in our proxy materials.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors is not aware of any other matters to be presented for action at the meeting, nor has it been advised that others will present any other matters. If any other matters do properly come before the meeting, the proxy holders intend to vote the proxies held by them in accordance with their best judgment on such matters.

ANNUAL REPORT

Upon the receipt of a written request from any shareholder, the Company will mail, at no charge to the shareholder, a copy of the Company's fiscal 2009 Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Exchange Act. Written requests for such Report should be directed to:

Secretary

UQM Technologies, Inc.

7501 Miller Drive

P.O. Box 439

Frederick, Colorado 80530

Phone (303) 278-2002

The Company's Annual Report on Form 10-K is also available on the Company's web site at www.uqm.com or at the web site that the Securities and Exchange Commission maintains at www.sec.gov.

APPROVAL OF DIRECTORS

The Board of Directors of the Company has approved the contents of this proxy statement and its mailing to the shareholders.

/s/DONALD A. FRENCH
Donald A. French, Secretary

Appendix A

Amendment to
UQM Technologies, Inc. Stock Bonus Plan

(amended and restated, effective July 28, 2005)

Recital

UQM Technologies, Inc., a Colorado corporation (the "Company"), established the UQM Technologies, Inc. Stock Bonus Plan (the "Plan"). In Article XII the Company reserved the right to amend the Plan from time to time. The Plan has been amended and restated, most recently effective July 28, 2005. The Company wishes to amend the Plan to increase the number of shares of the Company's common stock authorized for issuance under the Plan.

Recitals

1.     As of July 28, 2005, there were 554,994 shares of the Company's common stock authorized for issuance under the Plan.

2.     At its meeting on March 10, 2009, the Board of Directors of the Company (the "Board") approved increasing the number of authorized shares by 1,500,000 for a total number of authorized shares equal to 2,054,994. At the same meeting, the Board authorized the submission of the amendment to the Company's stockholders for their approval.

Amendment

Amendment to Number of Shares. The first sentence of Section 4.1 shall be amended in its entirety to provide as follows:

The maximum aggregate number of Shares that may be issued under the Plan pursuant to Awards is 2,054,994.

Effective Date. This amendment shall be effective on the date that it is approved by the stockholders of the Company.

IN WITNESS WHEREOF, this Amendment has been signed on behalf of the Company on the date set forth below, to be effective as provided in Article 12.

UQM TECHNOLOGIES, INC.

By:	/s/DONALD A. FRENCH
Name:	Donald A. French, Secretary
Date:	March 10, 2009

UQM TECHNOLOGIES, INC.

STOCK BONUS PLAN

(amended and restated
effective August 11, 2009)

Table of Contents

ARTICLE I INTRODUCTION

1.1 Establishment.

1.2 Purposes

1.3 Effective Date; Amendment and Restatement

ARTICLE II DEFINITIONS

2.1 Definitions

2.2 Gender and Number

ARTICLE III PLAN ADMINISTRATION

3.1 General

3.2 Delegation by Committee

3.3 Non-Employee Directors

ARTICLE IV STOCK SUBJECT TO THE PLAN

4.1 Number of Shares

4.2 Other Shares of Stock

4.3 Adjustments for Stock Split, Stock Dividend, Etc.

4.4 Other Distributions and Changes in the Stock

4.5 General Adjustment Rules

4.6 Determination by the Committee, Etc.

ARTICLE V CORPORATE REORGANIZATION; CHANGE IN CONTROL

5.1 Vesting of Awards

5.2 Assumption or Substitution of Awards

5.3 Corporate Transaction

ARTICLE VI PARTICIPATION

ARTICLE VII RESTRICTED STOCK AWARDS

7.1 Grant of Restricted Stock Awards

7.2 Restrictions

7.3 Privileges of a Stockholder, Transferability

7.4 Enforcement of Restrictions

ARTICLE VIII STOCK BONUSES

ARTICLE IX RIGHTS OF PARTICIPANTS

9.1 Service

9.2 Nontransferability of Awards

9.3 No Plan Funding

ARTICLE X GENERAL RESTRICTIONS

10.1 Investment Representations

10.2 Compliance with Securities Laws

10.3 Changes in Accounting Rules

10.4 Tax Laws.

ARTICLE XI OTHER EMPLOYEE BENEFITS

ARTICLE XII PLAN AMENDMENT, MODIFICATION AND TERMINATION

ARTICLE XIII WITHHOLDING

13.1 Withholding Requirement

13.2 Withholding With Stock

ARTICLE XIV REQUIREMENTS OF LAW

14.1 Requirements of Law

14.2 Federal Securities Law Requirements

14.3 Governing Law

ARTICLE XV DURATION OF THE PLAN

UQM TECHNOLOGIES, INC.
STOCK BONUS PLAN

ARTICLE I
INTRODUCTION

1.1 Establishment.. UQM Technologies, Inc., formerly known as Unique Mobility, Inc., a Colorado corporation, previously established the Unique Mobility Stock Bonus Plan (the "Plan") for certain employees of the Company (as defined in subsection 2.1(f)). The Plan permits the grant of restricted stock awards and stock bonuses to employees of the Company and was previously amended and restated to permit grants of restricted stock awards to eligible consultants and non-employee directors.

1.2 Purposes. The purposes of the Plan are to provide those who are selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in shareholder value, so that the income of those participating in the Plan is more closely aligned with the income of the Company's shareholders. The Plan, as amended and restated, is also designed to provide a financial incentive that will help the Company attract, retain and motivate the most qualified employees, consultants, and directors.

1.3 Effective Date; Amendment and Restatement. The Plan is hereby amended and restated to increase the number of shares eligible for the grant of restricted stock awards and stock bonuses. The amendment and restatement shall become effective upon approval by the stockholders of the Company at the annual meeting on August 11, 2009.

ARTICLE II
DEFINITIONS

2.1 Definitions. The following terms shall have the meanings set forth below:

(a) "Affiliated Corporation" means any corporation or other entity that is affiliated with UQM Technologies, Inc. through stock ownership or otherwise and is designated as an "Affiliated Corporation" by the Board.

(b) "Award" means a Restricted Stock Award or other issuances of Stock hereunder.

(c) "Board" means the Board of Directors of UQM Technologies, Inc.

(d) "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

(e) "Committee" means a committee consisting of members of the Board who are empowered hereunder to take actions in the administration of the Plan. If applicable, the Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Exchange Act. Except as provided in Section 3.2 and 3.3, the Committee shall select Participants from Eligible Employees, Eligible Consultants, and Non-Employee Directors of the Company and shall determine the awards to be made pursuant to the Plan and the terms and conditions thereof.

(f) "Company" means UQM Technologies, Inc. and the Affiliated Corporations.

(g) "Disabled" or "Disability" shall have the meaning given to such terms in Section 22(e)(3) of the Code.

(h) "Effective Date" means the date the shareholders of the Company approve the amended and restated Plan at the annual meeting in 2005.

(i) "Eligible Consultants" means those consultants to the Company who are determined, by the Committee, to be individuals whose services are important to the Company and who are eligible to receive Awards under the Plan.

(j) "Eligible Employees" means those employees (including, without limitation, officers and directors who are also employees) of the Company or any subsidiary or division thereof, upon whose judgment, initiative and efforts the Company is, or will become, largely dependent for the successful conduct of its business. For purposes of the Plan, an employee is any individual who provides services to the Company or any subsidiary or division thereof as a common law employee and whose remuneration is subject to the withholding of federal income tax pursuant to Section 3401 of the Code. Employee shall not include any individual (A) who provides services to the Company or any subsidiary or division thereof under an agreement, contract, or any other arrangement pursuant to which the individual is initially classified as an independent contractor or (B) whose remuneration for services has not been treated initially as subject to the withholding of federal income tax pursuant to Section 3401 of the Code even if the individual is subsequently reclassified as a common law employee as a result of a final decree of a court of competent jurisdiction or the settlement of an administrative or judicial proceeding. Leased employees shall not be treated as employees under this Plan.

(k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

(l) "Fair Market Value" means, as of a given date, (i) the closing price of a Share on the principal stock exchange on which Shares are then trading, if any (or as reported on any composite index that includes such principal exchange) on such date, or if Shares were not traded on such date, then on the next preceding date on which a trade occurred; or (ii) if the Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Stock on such date as reported by Nasdaq or such successor quotation system; or (iii) if the Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a Share shall be determined by the Committee acting in good faith.

(m) "Non-Employee Director" means a member of the Company's Board of Directors who is not an employee.

(n) "Participant" means an Eligible Employee, Eligible Consultant, or Non-Employee Director designated by the Committee from time to time during the term of the Plan to receive one or more of the Awards provided under the Plan.

(o) "Restricted Stock Award" means an award of Stock granted to a Participant pursuant to ARTICLE VII that is subject to certain restrictions imposed in accordance with the provisions of such Section.

(p) "Retirement" means termination of services on or after the Participant's 65th birthday or pursuant to an early retirement provision in an employment agreement between the Company and the Participant.

(q) "Securities Act" means the Securities Act of 1933, as it may be amended from time to time.

(r) "Share" means one whole share of Stock.

(s) "Stock" means the $0.01 par value common stock of UQM Technologies, Inc.

(t) "Stock Bonus" means either an outright grant of Stock or a grant of Stock subject to and conditioned upon certain employment or performance related goals.

2.2 Gender and Number. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

ARTICLE III
PLAN ADMINISTRATION

3.1 General. The Plan shall be administered by the Committee. In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select the Participants from among the Eligible Employees and Eligible Consultants, determine the Awards to be made pursuant to the Plan, or shares of Stock to be issued thereunder and the time at which such Awards are to be made, establish the duration and nature of Restricted Stock Award restrictions, establish the terms and conditions applicable to Stock Bonuses, and establish such other terms and requirements of the various compensation incentives under the Plan as the Committee may deem necessary or desirable and consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Participants that shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith. The determinations, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

3.2 Delegation by Committee. The Committee may, from time to time, delegate, to specified officers of the Company, the power and authority to grant Awards under the Plan to specified groups of Eligible Employees and Eligible Consultants, subject to such restrictions and conditions as the Committee, in its sole discretion, may impose. The delegation shall be as broad or as narrow as the Committee shall determine. To the extent that the Committee has delegated the authority to determine certain terms and conditions of an Award, all references in the Plan to the Committee's exercise of authority in determining such terms and conditions shall be construed to include the officer or officers to whom the Committee has delegated the power and authority to make such determination. The power and authority to grant Awards to any Eligible Employee or Eligible Consultant who is covered by Section 16(b) of the Exchange Act or who is, or may become, subject to Code section 162(m) shall not be delegated by the Committee.

3.3 Non-Employee Directors. The Board may grant one or more Awards to Non-Employee directors from time to time. In the case of grants to Non-Employee Directors, all references in the Plan to the Committee's exercise of authority in determining terms and conditions of the Award and otherwise administering the Award shall be construed to include the Board.

ARTICLE IV
STOCK SUBJECT TO THE PLAN

4.1 Number of Shares. The maximum aggregate number of Shares that may be issued under the Plan pursuant to Awards is 2,054,994 Shares. Notwithstanding anything to the contrary contained herein, no Award granted hereunder shall become void or otherwise be adversely affected solely because of a change in the number of Shares of the Company that are issued and outstanding from time to time, provided that changes to the issued and outstanding Shares may result in adjustments to outstanding Awards in accordance with the provisions of this ARTICLE IV. The Shares may be either authorized and unissued Shares or previously issued Shares acquired by the Company. Such maximum numbers may be increased from time to time by approval of the Board and by the stockholders of the Company if, in the opinion of counsel for the Company, stockholder approval is required.

4.2 Other Shares of Stock. Any Shares that are subject to an Award and that are forfeited, and any Shares withheld for the payment of taxes shall automatically become available for use under the Plan.

4.3 Adjustments for Stock Split, Stock Dividend, Etc.If the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the Shares as to which Awards may be granted under the Plan, (ii) the Shares then included in each outstanding Award granted hereunder, and (iii)  the number of Shares subject to a delegation of authority under Section 3.2 of this Plan.

4.4 Other Distributions and Changes in the Stock. If

(a) The Company shall at any time distribute with respect to the Stock assets or securities of persons other than the Company (excluding cash or distributions referred to in Section 4.3), or

(b) The Company shall at any time grant to the holders of its Stock rights to subscribe pro rata for additional shares thereof or for any other securities of the Company, or

(c) There shall be any other change (except as described in Section 4.3) in the number or kind of outstanding Shares or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Committee shall in its discretion determine that the event described in subsection (a), (b), or (c) above equitably requires an adjustment in the number or kind of Shares subject to an Award or the taking of any other action by the Committee, including without limitation, the setting aside of any property for delivery to the Participant upon the full vesting of an Award, then such adjustments shall be made, or other action shall be taken, by the Committee and shall be effective for all purposes of the Plan and on each outstanding Award that involves the particular type of stock for which a change was effected. Notwithstanding the foregoing provisions of this Section 4.4, pursuant to Section 7.3 below, a Participant holding Stock received as a Restricted Stock Award shall have the right to receive all amounts, including cash and property of any kind, distributed with respect to the Stock after such Restricted Stock Award was granted upon the Participant's becoming a holder of record of the Stock.

4.5 General Adjustment Rules. No adjustment or substitution provided for in this ARTICLE IV shall require the Company to issue a fractional Share, and the total substitution or adjustment with respect to each Award shall be limited by deleting any fractional Share. Notwithstanding the provisions of this ARTICLE IV, if any Award is covered by Code section 409A, any and all adjustments shall be made in a manner that is consistent with Code section 409A.

4.6 Determination by the Committee, Etc.  Adjustments under this ARTICLE IV shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.

ARTICLE V
CORPORATE REORGANIZATION; CHANGE IN CONTROL

5.1 Vesting of Awards. Unless the Committee provides otherwise at the time an Award is granted, upon the occurrence of a Corporate Transaction (as defined in Section 5.3), all restrictions with respect to the Awards shall lapse. The Committee may also provide for the assumption or substitution of any or all Awards as described in Section 5.2 and make any other provision for outstanding Awards as the Committee deems appropriate. The Committee need not take the same action with respect to all outstanding Awards.

5.2 Assumption or Substitution of Awards. The Company, or the successor or purchaser, as the case may be, may make adequate provision for the assumption of the outstanding Awards or the substitution of new Awards for the outstanding Awards on terms comparable to the outstanding Awards.

5.3 Corporate Transaction. A Corporate Transaction shall include the following:

(a) Merger; Reorganization: the merger or consolidation of the Company with or into another corporation or other reorganization (other than a reorganization under the United States Bankruptcy Code) of the Company (other than a consolidation, merger, or reorganization in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Stock); or

(b) Sale: the sale or conveyance of the property of the Company as an entirety or substantially as an entirety (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company) or the sale of more than 50% of the outstanding voting stock of the Company; or

(c) Liquidation: the dissolution or liquidation of the Company; or

(d) Change in Control: A "Change in Control" shall be deemed to have occurred if at any time during any period of two consecutive years (including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or

(e) Other Transactions: any other transaction that the Board determines by resolution to be a Corporate Transaction.

ARTICLE VI
PARTICIPATION

Participants in the Plan shall be those Eligible Employees who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, vital services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Eligible Consultants shall be selected from those non-employee consultants to the Company who are performing services important to the operation and growth of the Company. From time to time, the Board may grant Awards to Non-Employee Directors. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee and receipt of one such Award shall not result in automatic receipt of any other Award. Upon determination by the Committee that an Award is to be granted to a Participant, written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto. Each Participant shall, if required by the Committee, enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

ARTICLE VII
RESTRICTED STOCK AWARDS

7.1 Grant of Restricted Stock Awards. Coincident with or following designation for participation in the Plan, the Committee may grant a Participant one or more Restricted Stock Awards consisting of Shares of Stock. The number of Shares granted as a Restricted Stock Award shall be determined by the Committee.

7.2 Restrictions. A Participant's right to retain a Restricted Stock Award granted to him under Section 7.1 shall be subject to such restrictions, including but not limited to his continuous employment by or performance of services for the Company or service on the Board for a restriction period specified by the Committee or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of service or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the Shares constituting a Restricted Stock Award.

(a) Pro Rata Vesting Upon Death or Disability. In the event of the death or Disability of a Participant, all required periods of service and other restrictions applicable to Restricted Stock Awards then held by him shall lapse with respect to a pro rata part of each such Award based on the ratio between the number of full months of employment or services completed at the time of termination of services from the grant of each Award to the total number of months of employment or continued services required for such Award to be fully nonforfeitable, and such portion of each such Award shall become fully nonforfeitable. The remaining portion of each such Award shall be forfeited and shall be immediately returned to the Company.

(b) Full Vesting Upon Retirement. In the event of the a Participant's Retirement, all required periods of service and other restrictions applicable to Restricted Stock Awards then held by him shall lapse, and each such Award shall become fully nonforfeitable.

(c) Forfeiture Upon Other Termination of Services. If a Participant's employment, consulting services, or Board service terminates for any reason other than death, Disability, or Retirement, any Restricted Stock Awards as to which the period for which services are required or other restrictions have not been satisfied (or waived or accelerated as provided herein) shall be forfeited, and all shares of Stock related thereto shall be immediately returned to the Company.

7.3 Privileges of a Stockholder, Transferability. A Participant shall have all voting, dividend, liquidation and other rights with respect to Stock in accordance with its terms received by him as a Restricted Stock Award under this ARTICLE VII upon his becoming the holder of record of such Stock; provided, however, that the Participant's right to sell, encumber, or otherwise transfer such Stock shall be subject to the limitations of Section 9.2.

7.4 Enforcement of Restrictions. The Committee shall cause a legend to be placed on the Stock certificates issued pursuant to each Restricted Stock Award referring to the restrictions provided by Sections 7.2 and 7.3 and, in addition, may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Sections 7.2 and 7.3:

(a) Requiring the Participant to keep the Stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

(b) Requiring that the Stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.

ARTICLE VIII
STOCK BONUSES

The Committee may award Stock Bonuses to such Participants, subject to such conditions and restrictions, as it determines in its sole discretion. Stock Bonuses may be either outright grants of Stock, or may be grants of Stock subject to and conditioned upon certain employment or performance related goals.

ARTICLE IX
RIGHTS OF PARTICIPANTS

9.1 Service. Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his employment by, or consulting relationship with, or membership on the Board of Directors of, the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement or other contract to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of service shall be determined by the Committee at the time.

9.2 Nontransferability of Awards. No right or interest of any Participant in a Restricted Stock Award (prior to the completion of the restriction period applicable thereto) or other Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant's death, a Participant's rights and interests in Restricted Stock Awards and other Awards shall, to the extent provided in ARTICLE VII and ARTICLE VIII, be transferable by will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to the Participant's legal representatives, heirs or legatees. If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

9.3 No Plan Funding. Obligations to Participants under the Plan will not be funded, trusteed, insured or secured in any manner. The Participants under the Plan shall have no security interest in any assets of the Company, and shall be only general creditors of the Company.

ARTICLE X
GENERAL RESTRICTIONS

10.1 Investment Representations. The Company may require any person to whom a Restricted Stock Award or Stock Bonus is granted, as a condition of receiving such Restricted Stock Award or Stock Bonus to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with Federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the Stock certificates.

10.2 Compliance with Securities Laws. Prior to granting any Awards under the Plan, the Company shall consult with securities counsel to the Company to determine the necessity of registering the Stock subject to the Awards. Each Restricted Stock Award and Stock Bonus grant shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Restricted Stock Award or Stock Bonus grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Restricted Stock Award or Stock Bonus grant may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

10.3 Changes in Accounting Rules. Except as provided otherwise at the time an Award is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Restricted Stock Awards or other Awards shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary, any then outstanding Restricted Stock Awards and other outstanding Awards as to which the applicable services or other restrictions have not been satisfied.

10.4 Tax Laws. Except as provided otherwise at the time an Award is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the tax laws or regulations applicable to any Awards or to any Participants shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the items of income, gain, loss, or deduction of the Company for tax purposes, the Committee shall have the right and power to modify as necessary any then outstanding Awards as to which the applicable services or other restrictions have not been satisfied. In particular, the Committee shall have the right and power to modify any outstanding Awards as necessary to satisfy the requirements of section 409A of the Code. Any Award that is intended to be treated as "performance-based compensation" under section 162(m) of the Code shall be granted, administered and paid in compliance with the requirements of Code section 162(m).

ARTICLE XI
OTHER EMPLOYEE BENEFITS

The amount of any compensation deemed to be received by a Participant as a result of the vesting of any Restricted Stock Award or the receipt of Stock Bonuses shall not constitute "earnings" or "compensation" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, 401(k), life insurance or salary continuation plan.

ARTICLE XII
PLAN AMENDMENT, MODIFICATION AND TERMINATION

The Board may at any time terminate, and from time to time may amend or modify the Plan provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable.

No amendment, modification or termination of the Plan shall in any manner adversely affect any Restricted Stock Awards or other Award theretofore granted under the Plan, without the consent of the Participant holding such Restricted Stock Awards or other Awards, except as provided in ARTICLE X.

ARTICLE XIII
WITHHOLDING

13.1 Withholding Requirement. The Company's obligations to deliver shares of Stock upon the vesting of any Restricted Stock Award or the grant of a Stock Bonus shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

13.2 Withholding With Stock. At the time the Committee grants a Restricted Stock Award or Stock Bonus or at any time thereafter, it may, in its sole discretion, grant the Participant an election to pay all such amounts of tax withholding, or any part thereof, by electing (a) to have the Company withhold from shares otherwise issuable to the Participant, shares of Stock having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant; provided however, that the amount of Stock so withheld shall not exceed the minimum amount required to be withheld under the method of withholding that results in the smallest amount of withholding, or (b) to transfer to the Company a number of shares of Stock that were acquired by the Participant more than six months prior to the transfer to the Company and that have a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant. All elections shall be subject to the approval or disapproval of the Committee. The value of shares of Stock to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Any such elections by Participants to have shares of Stock withheld for this purpose will be subject to the following restrictions:

(a) All elections must be made prior to the Tax Date.

(b) All elections shall be irrevocable.

(c) If the Participant is an officer or director of the Company within the meaning of Section 16 of the Exchange Act ("Section 16"), the Participant must satisfy the requirements of such Section 16 and any applicable Rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

ARTICLE XIV
REQUIREMENTS OF LAW

14.1 Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

14.2 Federal Securities Law Requirements. If a Participant is an officer or director of the Company within the meaning of Section 16, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule promulgated under the Exchange Act, to qualify the Award for any exception from the provisions of Section 16(b) of the Exchange Act available under that Rule. Such conditions shall be set forth in the agreement with the Participant which describes the Award or other document evidencing or accompanying the Award.

14.3 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

ARTICLE XV
DURATION OF THE PLAN

The Plan shall continue until it is terminated by resolution of the Board of Directors. No Restricted Stock Award or Stock Bonus shall be granted, or offer to purchase Stock made, after such termination. Restricted Stock Awards and other Awards outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, or paid, in accordance with their terms.

Dated:_________________, 2009
UQM TECHNOLOGIES, INC.
a Colorado corporation
By:_______________________________________

C 1234567890

MR ANDREW SAMPLE
1234 AMERICA DRIVE
ANYWHERE, IL 60661

IMPORTANT ANNUAL SHAREHOLDERS' MEETING INFORMATION — YOUR VOTE COUNTS!

Shareholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the UQM Technologies, Inc. Shareholder Meeting to be Held on August 11, 2009

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/UQM

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/UQM** to view the materials.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before August 1, 2009 to facilitate timely delivery.

C O Y

<STOCK#> 012SOA

Shareholder Meeting Notice

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends that you vote FOR the following proposals:

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.envisionreports.com/UQM**. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send email to investorvote@computershare.com with "Proxy Materials UQM Technologies, Inc." in the subject line. Include in the message your full name and address, plus the three numbers located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by August 1, 2009.

01280A

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 3.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - William G. Rankin*	☐	☐	02 - Donald A. French*	☐	☐	03 - Stephen J. Roy*	☐	☐
04 - Jerome H. Granrud*	☐	☐	05 - Donald W. Vanlandingham*	☐	☐	06 - Joseph P. Sellinger*	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 0 2 2 4 8 4 2

<STOCK#> 012SNA

*** Exercise Your *Right* to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

UQM TECHNOLOGIES, INC.

BROKER
LOGO
HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: June 15, 2009
Date: August 11, 2009 **Time:** 10:00 AM MDT
Location: Golden Hotel
800 Eleventh Street
Golden, Colorado 80401

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report   2. Notice & Proxy Statement

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 28, 2009 to facilitate timely delivery.

How To Vote

Please Choose One of The Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

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Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors
   Nominees

01 William G. Rankin   02 Donald A. French   03 Stephen J. Roy   04 Jerome H. Granrud   05 Donald W. Vanlandingham
06 Joseph P. Sellinger

The Board of Directors recommends you vote FOR the following proposal(s):

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Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

0000027544_4 R2.09.03.17

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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